Exhibit 32.2


   CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C.
 SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
                                      2002

         In connection with the filing of Zunicom, Inc. and Subsidiaries (the "Company") Amendment to the Quarterly Report on Form 10-Q/A for the year ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julie Sansom-Reese, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C.
(SS) 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (1)The Report fully complies with the requirements of
                   section 13(a) or 15(d) of the Securities Act of 1934;
                   and

                (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company,


/s/ Julie Sansom-Reese
----------------------
Julie Sansom-Reese
Chief Financial Officer
(principal financial and accounting officer)

August 19, 2004


























                                     32.2-1